                                                                    EXHIBIT 99.1

                         FORM OF LETTER OF TRANSMITTAL

                          TO ACCOMPANY CERTIFICATES OF
                                COMMON STOCK OF

                                  VIACOM INC.

  TENDERED PURSUANT TO THE OFFERING CIRCULAR - PROSPECTUS DATED [     ], 1996


THE EXCHANGE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00
  MIDNIGHT, NEW YORK CITY TIME ON [     ], 1996, UNLESS THE EXCHANGE OFFER IS
                                   EXTENDED.

                    TO: THE BANK OF NEW YORK, EXCHANGE AGENT
                                                         By Hand or Overnight
        By Mail:                 By Facsimile:                  Courier:

   TENDER & EXCHANGE   (FOR ELIGIBLE INSTITUTIONS ONLY)    TENDER & EXCHANGE
       DEPARTMENT               (212) 815-6213                 DEPARTMENT
     P.O. BOX 11248     CONFIRM FACSIMILE BY TELEPHONE:   101 BARCLAY STREET
 CHURCH STREET STATION                                    RECEIVE AND DELIVER
NEW YORK, NY 10286-1248     (FOR CONFIRMATION ONLY)              WINDOW
                                 (800) 274-2944            NEW YORK, NY 10286
     THE UNDERSIGNED, BY COMPLETING THE BOX BELOW AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED SHARES OF VIACOM COMMON STOCK REPRESENTED BY THE CERTIFICATE(S) DESCRIBED BELOW.

BOX #1


                         DESCRIPTION OF CERTIFICATE(S)
 (PERSONS TENDERING SHARES HELD IN VIACOM INC. EMPLOYEE BENEFIT PLANS SHOULD NOT
  COMPLETE THIS BOX BUT SHOULD COMPLETE THE BOXES IN ACCORDANCE WITH
  INSTRUCTION 6.)
- --------------------------------------------------------------------------------

                                                                                      NUMBER OF
                                                                                       SHARES
 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                     REPRESENTED    NUMBER OF
  (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)      CLASS OF      CERTIFICATE           BY           SHARES
        APPEAR(S) ON STOCK CERTIFICATE(S))         COMMON STOCK    NUMBER(S)*      CERTIFICATE(S)*  TENDERED**
- --------------------------------------------------------------------------------------------------------------
                                        ------------------------------------------------------------------
                                        ------------------------------------------------------------------
                                        ------------------------------------------------------------------
                                        ------------------------------------------------------------------
                                                      TOTAL

- --------------------------------------------------------------------------------
  * Need not be completed by Book-Entry Holders (see below).
 ** Unless otherwise indicated in this column, a holder will be deemed to have tendered all of the shares of Viacom Common Stock represented by the certificate(s) indicated in the second column. See Instruction 2.
                                ----------------

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS
             SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

                                ----------------

   PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS
                             LETTER OF TRANSMITTAL.

Stockholders:

  Reference is made to the Offering Circular - Prospectus, dated [   ], 1996
(the "Offering Circular - Prospectus") of Viacom Inc., a Delaware corporation ("Viacom"), and this Letter of Transmittal (the "Letter of Transmittal"), receipt of which is hereby acknowledged, which together constitute Viacom's offer to Viacom stockholders (the "Exchange Offer") to exchange a total of
[           ] shares of VII Cable Class A Common Stock having a par value of
$100 per share and an aggregate par value of [$    million] for shares of
Viacom Class A Common Stock and/or Viacom Class B Common Stock, at an Exchange Ratio, specified by tendering stockholders, not greater than [. ] nor less than [. ] of a share of VII Cable Class A Common Stock for each share of Viacom Class A Common Stock or Viacom Class B Common Stock tendered and exchanged, upon the terms and subject to the conditions set forth herein and in the related Offering Circular - Prospectus. See "Transaction Overview," "Summary," "The Transaction" and "The Exchange Offer--Certain Conditions of the Exchange Offer" in the Offering Circular - Prospectus. Capitalized terms used herein shall have the meanings ascribed to them in the Offering
Circular - Prospectus.

  HOLDERS WHO SUCCESSFULLY PARTICIPATE IN THE EXCHANGE OFFER WILL INITIALLY RECEIVE SHARES OF VII CABLE CLASS A COMMON STOCK WHICH, AT THE COMPLETION OF THE TRANSACTION, WILL AUTOMATICALLY AND IMMEDIATELY CONVERT INTO SHARES OF VII CABLE PREFERRED STOCK ON A ONE FOR ONE BASIS. VIACOM STOCKHOLDERS PARTICIPATING IN THE EXCHANGE OFFER WILL NOT AT ANY TIME TAKE PHYSICAL POSSESSION OF SHARES OF VII CABLE CLASS A COMMON STOCK. ACCORDINGLY, IT IS THE VII CABLE PREFERRED STOCK THAT HOLDERS OF VIACOM COMMON STOCK WILL ULTIMATELY RECEIVE IF THEIR SHARES ARE ACCEPTED FOR EXCHANGE IN THE EXCHANGE OFFER.

  The Exchange Offer will expire at 12:00 Midnight, New York City time (the
"Expiration Time"), on [   ], 1996 (the "Expiration Date"), unless extended,
in which case the terms "Expiration Time" and "Expiration Date" shall mean the last time and date to which the Exchange Offer is extended. The proration period and withdrawal rights will also expire at the Expiration Time on the Expiration Date.

  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Viacom the shares of Viacom Common Stock represented by the certificate(s) described below. Subject to, and effective upon, the acceptance for exchange of the shares of Viacom Common Stock tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, Viacom, all right, title and interest in and to such shares. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of Viacom) with respect to the shares of Viacom Common Stock tendered herewith, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) (a) to deliver stock certificates representing the shares of Viacom Common Stock tendered herewith or transfer ownership of such shares on the account books maintained by The Depository Trust Company ("DTC"), the Midwest Securities Trust Company ("MSTC") or the Philadelphia Depository Trust Company ("PHILADEP," and together with DTC and MSTC, the "Book-Entry Transfer Facilities"), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Viacom upon receipt by the Exchange Agent, as the undersigned's agent, of shares of VII Cable Class A Common Stock ("VII Cable Certificate(s)") to which the undersigned is entitled upon the acceptance for exchange by Viacom of the shares of Viacom Common Stock tendered herewith under the Exchange Offer and the consummation of the Stock Issuance; (b) to present certificate(s) representing such shares of Viacom Common Stock for transfer on the books of Viacom and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms of the Exchange Offer.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares of Viacom Common Stock tendered hereby and that when such shares of Viacom

Common Stock are accepted by Viacom for exchange pursuant to the Exchange Offer, Viacom will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and that none of such shares of Viacom Common Stock will be subject to any adverse claim when the same are accepted for exchange by Viacom. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Viacom to be necessary or desirable to complete the sale, assignment and transfer of the shares of Viacom Common Stock tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Offering Circular - Prospectus and the Instructions contained in this Letter of Transmittal.

  The undersigned understands that, as discussed above, if more shares of Viacom Common Stock than are necessary to reach the Trigger Amount are validly tendered and not properly withdrawn in the Exchange Offer at Exchange Ratios at or below the Final Exchange Ratio as provided in the Offering Circular -
 Prospectus, the shares of Viacom Common Stock so tendered and not properly withdrawn at such Exchange Ratios shall be accepted for exchange on a pro rata basis in accordance with the terms set forth in the Offering Circular - Prospectus under "The Exchange Offer--Terms of the Exchange Offer." The undersigned understands that, upon acceptance by Viacom of the shares of Viacom Common Stock tendered herewith, the undersigned will be deemed to have accepted the shares of VII Cable Class A Common Stock exchanged therefor and will be deemed to have relinquished all rights with respect to the shares of Viacom Common Stock so accepted.

  The undersigned recognizes that, under certain circumstances and subject to certain conditions to the Exchange Offer (which Viacom may waive) set forth in the Offering Circular - Prospectus, Viacom may not be required to accept for exchange any of the shares of Viacom Common Stock tendered herewith or any shares of Viacom Common Stock tendered after the Expiration Time on the Expiration Date. The shares of Viacom Common Stock delivered to the Exchange Agent and not accepted for exchange will be returned to the undersigned as promptly as practicable following expiration or termination of the Exchange Offer at the address set forth on the cover page of this Letter of Transmittal under "Description of Certificate(s)" unless otherwise indicated under "Special Delivery Instructions" below.

  The undersigned understands that Viacom will, upon the terms and subject to the conditions of the Exchange Offer, conduct the Exchange Offer as a modified "dutch auction" in which each Viacom stockholder has the opportunity to pick an Exchange Ratio within the Exchange Ratio Range (in increments of .00125) at which it is willing to exchange some or all of its Viacom Common Stock for shares of VII Cable Class A Common Stock. The undersigned understands that a "dutch auction" is a competitive bid between the undersigned and other Viacom stockholders where the Final Exchange Ratio is the lowest bid which enables Viacom to exchange all of the shares of VII Cable Class A Common Stock. The undersigned understands that all shares of Viacom Common Stock properly tendered at Exchange Ratios at or below the Final Exchange Ratio and not withdrawn prior to the Expiration Time on the Expiration Date will be exchanged at the Final Exchange Ratio, upon the terms and subject to the conditions of the Exchange Offer, including its proration provisions, and that Viacom will return all other shares of Viacom Common Stock not exchanged pursuant to the Exchange Offer, including shares of Viacom Common Stock tendered and not withdrawn prior to the Expiration Time on the Expiration Date at Exchange Ratios greater than the Final Exchange Ratio and shares of Viacom Common Stock not exchanged because of proration.

  Unless otherwise indicated under "Special Issuance Instructions" (Box #5) below, please issue (i) the VII Cable Certificate(s) to which the undersigned is entitled; (ii) if applicable, a check in lieu of a fractional share equal to such fraction multiplied by the average gross selling price per share, net of commissions, of VII Cable Preferred Stock obtained by the Exchange Agent upon the sale of all fractional shares on behalf of those tendering Viacom stockholders otherwise entitled to receive fractional shares (a "Fractional Share Check"); and (iii) if applicable, the certificate(s) representing any shares of Viacom Common Stock tendered herewith that are not accepted for exchange, in each case in the name(s) of the registered holder(s) shown on the cover page of this Letter of Transmittal under "Description of Certificate(s)." Unless otherwise indicated in the box entitled "Special Delivery Instructions," (Box #6) please send (i) VII Cable Certificate(s) to which the undersigned is entitled, and (ii) if applicable, a Fractional Share Check, in each case issued in the name(s) of the registered holder(s) shown on the cover page of this Letter of Transmittal under "Description of Certificate(s)" together with, if applicable, certificate(s) representing any shares of Viacom Common Stock not tendered by the undersigned or any shares of Viacom Common Stock tendered herewith not accepted for exchange by Viacom (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) shown below under "Description of Certificate(s)." Any shares of Viacom Common Stock delivered by book-entry transfer that are not tendered or any shares of Viacom Common Stock tendered herewith delivered by book-entry transfer that are not accepted for exchange will be credited to the account at the Book-Entry Transfer Facility designated on the cover page of this Letter of Transmittal in Box #1 entitled "Description of Certificate(s)." The undersigned recognizes that Viacom has no obligation pursuant to the "Special Issuance Instructions" to transfer any shares of Viacom Common Stock from the name of the registered holder hereof if Viacom does not accept for exchange such shares. In the event that Boxes #5 and #6 entitled "Special Issuance Instructions" and "Special Delivery Instructions" are both completed, please issue (i) VII Cable Certificate(s) to which the undersigned is entitled; (ii) if applicable, a Fractional Share Check; and (iii) if applicable, the certificate(s) representing any shares of Viacom Common Stock tendered herewith and not accepted for exchange in the name(s) of, and mail such certificate(s) and check (and accompanying documents, as appropriate) to, the person(s) so indicated. Certificate(s) representing any shares of Viacom Common Stock not tendered by the undersigned will be returned in the name(s) of the tendering holder(s) shown on the cover page of this Letter of Transmittal to the address(es) under "Description of Certificate(s)," unless otherwise instructed under "Special Delivery Instructions."

  The undersigned understands that the delivery and surrender of the shares of Viacom Common Stock tendered herewith is not effective, and the risk of loss of the shares of Viacom Common Stock (including shares of Viacom Common Stock tendered herewith) does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, duly completed and signed, or an Agent's Message (as defined in the Offering Circular - Prospectus under "The Exchange Offer--Procedures for Tendering Shares of Viacom Common Stock") in connection with a book-entry transfer of shares, together with all accompanying evidences of authority in form satisfactory to Viacom and any other required documents. All questions as to validity, form and eligibility and acceptance for exchange of any surrender of shares of Viacom Common Stock tendered herewith will be determined by Viacom in its sole discretion and such determination shall be final and binding upon all tendering holders.

  The undersigned understands that a tender of shares of Viacom Common Stock and the acceptance by Viacom for exchange of such shares pursuant to the procedures described in the Offering Circular - Prospectus under "The Exchange Offer--Procedures for Tendering Shares of Viacom Common Stock" and in the Instructions hereto will constitute a binding agreement between the undersigned and Viacom upon the terms and subject to the conditions of the Exchange Offer, including the tendering stockholder's representation that (i) such stockholder owns the shares of Viacom Common Stock being tendered within the meaning of Rule 14e-4 promulgated under the Exchange Act, and (ii) the tender of such shares of Viacom Common Stock complies with Rule 14e-4.

                 PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

  This Letter of Transmittal is to be used if either (i) the certificate(s) representing shares of Viacom Common Stock are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, MSTC or PHILADEP or (ii) guaranteed delivery procedures are being used, according to the procedures set forth in the Offering Circular - Prospectus under "The Exchange Offer--Guaranteed Delivery Procedure." Delivery of documents to DTC, MSTC or PHILADEP does not constitute delivery to the Exchange Agent.

  Your bank or broker can assist you in completing this form. The Instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offering Circular -
 Prospectus and this Letter of Transmittal may be directed to the Information Agent at the address indicated below.

  Holders of Viacom Common Stock will receive that fraction of a share of VII Cable Class A Common Stock designated by such holders, or such greater fraction as may be represented by the Final Exchange Ratio, for each share of Viacom Common Stock accepted for exchange.

BOX #2


THE FOLLOWING MUST BE COMPLETED BY ALL TENDERING STOCKHOLDERS AND PARTICIPANTS
                    IN VIACOM INC. EMPLOYEE BENEFIT PLANS.

- -------------------------------------------------------------------------------
     FRACTION OF A SHARE OF VII CABLE CLASS A COMMON STOCK AT WHICH SHARES
            OF VIACOM COMMON STOCK ARE BEING TENDERED FOR EXCHANGE
- -------------------------------------------------------------------------------

                              CHECK ONLY ONE BOX.

TENDERS MAY ONLY BE SUBMITTED IN INCREMENTS OF .00125. IF MORE THAN ONE BOX IS
                       CHECKED OR IF NO BOX IS CHECKED,
          THERE IS NO PROPER TENDER OF SHARES OF VIACOM COMMON STOCK.
- -------------------------------------------------------------------------------

  [_] [.     ]         [_] [.     ]               [_] [.     ]               [_] [.     ]
  [_] [.     ]         [_] [.     ]               [_] [.     ]               [_] [.     ]
  [_] [.     ]         [_] [.     ]               [_] [.     ]               [_] [.     ]
  [_] [.     ]         [_] [.     ]               [_] [.     ]               [_] [.     ]
  [_] [.     ]         [_] [.     ]               [_] [.     ]               [_] [.     ]
  [_] [.     ]         [_] [.     ]               [_] [.     ]               [_] [.     ]
  [_] [.     ]         [_] [.     ]               [_] [.     ]               [_] [.     ]
  [_] [.     ]         [_] [.     ]               [_] [.     ]               [_] [.     ]
  [_] [.     ]         [_] [.     ]               [_] [.     ]               [_] [.     ]
  [_] [.     ]         [_] [.     ]               [_] [.     ]               [_] [.     ]
                                                                             [_] [.     ]

BOX #3


     THE FOLLOWING MUST BE COMPLETED ONLY BY PARTICIPANTS IN VIACOM INC.
                 EMPLOYEE BENEFIT PLANS (SEE INSTRUCTION 6.)

    The undersigned hereby directs Putnam Fiduciary Trust Company, as Trustee of the Viacom Investment Plan (the "VIP"), the Savings and Investment Plan for Employees of PVI Transmission Inc. and Paramount
  (PDI) Distribution Inc. (the "PVIT/PDI Plan") and the Savings and Investment Plan for Collective Bargaining Employees of Viacom Broadcasting of Missouri, Inc. (the "Missouri Plan") to tender to Viacom, upon the terms and subject to the conditions set forth in this Letter of Transmittal and in the related Offering Circular -- Prospectus, the indicated number of shares of Viacom Class A Common Stock or Viacom Class B Common Stock allocated to my VIP Account, PVIT/PDI Account or Missouri Plan Account. IF YOU DO NOT WISH TO TENDER ANY PLAN SHARES, DO NOT RETURN THIS LETTER OF TRANSMITTAL.

  [_] CHECK HERE IF YOU ARE A PARTICIPANT IN THE VIP AND WISH TO TENDER
      SHARES OF VIACOM COMMON STOCK HELD IN YOUR ACCOUNT UNDER THE VIP AND COMPLETE THE FOLLOWING:

      Number of shares of Viacom Class A Common Stock tendered from VIP:
          .

      Number of shares of Viacom Class B Common Stock tendered from VIP:
          .

  [_] CHECK HERE IF YOU ARE A PARTICIPANT IN THE PVIT/PDI PLAN AND WISH TO
      TENDER SHARES OF VIACOM COMMON STOCK HELD IN YOUR ACCOUNT UNDER THE PVIT/PDI AND COMPLETE THE FOLLOWING:

      Number of shares of Viacom Class A Common Stock tendered from PVIT/PDI
      Plan:       .

      Number of shares of Viacom Class B Common Stock tendered from PVIT/PDI
      Plan:       .

  [_] CHECK HERE IF YOU ARE A PARTICIPANT IN THE MISSOURI PLAN AND WISH TO
      TENDER SHARES OF VIACOM COMMON STOCK HELD IN YOUR ACCOUNT UNDER THE MISSOURI PLAN AND COMPLETE THE FOLLOWING:

      Number of shares of Viacom Class A Common Stock tendered from Missouri
      Plan:       .

      Number of shares of Viacom Class B Common Stock tendered from Missouri
      Plan:       .

BOX #4


        THE FOLLOWING MUST BE COMPLETED BY ALL TENDERING STOCKHOLDERS. PARTICIPANTS IN VIACOM INC. EMPLOYEE BENEFIT PLANS SHOULD NOT COMPLETE
                                  THIS BOX.

  [_] CHECK HERE IF THE CERTIFICATE(S) REPRESENTING TENDERED SHARES OF
      VIACOM COMMON STOCK ARE ENCLOSED HEREWITH.

  [_] CHECK HERE IF TENDERED SHARES OF VIACOM COMMON STOCK ARE BEING
      DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
      FOLLOWING:

      Name of Tendering Institution: ________________________________________

      Name of Book-Entry Transfer Facility (check one):

      [_] DTC   [_] MSTC   [_] PHILADEP Account Number: _____________________

      Transaction Code Number: ______________________________________________

  [_] CHECK HERE IF THE CERTIFICATE(S) REPRESENTING TENDERED SHARES OF
      VIACOM COMMON STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (See Instruction 1):

      Name(s) of Registered Holder(s): ______________________________________

      Date of Execution of Notice of Guaranteed Delivery: ___________________

      Window Ticket No. (if any): ___________________________________________

      Name of Institution that Guaranteed Delivery: _________________________

      If delivered by Book-Entry Transfer, check box of Book-Entry Transfer Facility (check one):

      [_] DTC   [_] MSTC   [_] PHILADEP Account Number: _____________________

      Transaction Code Number: ______________________________________________

 THE FOLLOWING MUST BE COMPLETED BY ALL TENDERING STOCKHOLDERS WHO HAVE SPECIAL ISSUANCE OR DELIVERY INSTRUCTIONS. PARTICIPANTS IN VIACOM INC. EMPLOYEE BENEFIT
                     PLANS SHOULD NOT COMPLETE THESE BOXES.

BOX #5                                    BOX #6


   SPECIAL ISSUANCE INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
     (See Instructions 4 and 5)                 (See Instructions 4 and 5)


  To be completed ONLY if shares             To be completed ONLY if shares
 of Viacom Common Stock not ten-            of Viacom Common Stock not ten-
 dered or any shares of Viacom              dered or any shares of Viacom
 Common Stock not accepted for ex-          Common Stock not accepted for ex-
 change, VII Cable Certificate(s)           change, VII Cable Certificate(s)
 and/or any Fractional Share Check          and/or any Fractional Share Check
 issued in connection therewith             issued in connection therewith
 are to be issued in the name of            are to be sent to someone other
 someone other than the under-              than the undersigned, or to the
 signed.                                    undersigned at an address other
                                            than that shown in the box enti-
                                            tled "Description of Certifi-
                                            cate(s)" on the cover page of
                                            this Letter of Transmittal.

 Issue:
 (check appropriate box(es)):               Mail:
 [_]VII Cable Certificate(s) to:            (check appropriate box(es)):
 [_]Fractional Share Check to:              [_]VII Cable Certificate(s) to:
 [_]Viacom Certificate(s) to:               [_]Fractional Share Check to:
 Name(s) __________________________         [_]Viacom Certificate(s) to:
           (PLEASE PRINT)                   Name(s) __________________________
 __________________________________                   (PLEASE PRINT)
           (PLEASE PRINT)                   __________________________________
 Address __________________________                   (PLEASE PRINT)
 __________________________________         Address __________________________
                           ZIP CODE         __________________________________
 __________________________________                                   ZIP CODE
 EMPLOYER IDENTIFICATION OR SOCIAL
          SECURITY NUMBER

BOX #7

 THE FOLLOWING MUST BE COMPLETED BY ALL TENDERING STOCKHOLDERS AND PARTICIPANTS
                     IN VIACOM INC. EMPLOYEE BENEFIT PLANS.

                          IMPORTANT--PLEASE SIGN HERE
                (Please Complete Substitute Form W-9 on Reverse)
                           (See Instructions 1 and 4)

 X ____________________________________________________________________________

 X ____________________________________________________________________________
                            SIGNATURE(S) OF OWNER(S)

 (In the case of tendering stockholders, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on Viacom stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.)

 Name(s): _____________________________________________________________________

          _____________________________________________________________________
                                 (PLEASE PRINT)

 Capacity: ____________________________________________________________________

 Address: _____________________________________________________________________

          _____________________________________________________________________
                                (INCLUDE ZIP CODE)

 Area Code and Telephone No.: _________________________________________________

 Date: __________________________, 199_

BOX #8


 THE FOLLOWING MUST BE COMPLETED BY ALL TENDERING STOCKHOLDERS WHO ARE REQUIRED
           TO PROVIDE SIGNATURE GUARANTEES. SEE INSTRUCTIONS 1 AND 4.

  PARTICIPANTS IN VIACOM INC. EMPLOYEE BENEFIT PLANS SHOULD NOT COMPLETE THIS
                                      BOX.

                              SIGNATURE GUARANTEE

                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY.
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.

 Signature(s) Guaranteed by an Eligible Institution: __________________________
                                                        (AUTHORIZED SIGNATURE)

 Name: ________________________________________________________________________
                                  (PLEASE PRINT)

 Title: _______________________________________________________________________

 Name of Firm: ________________________________________________________________

 Address: _____________________________________________________________________
                                (INCLUDE ZIP CODE)

 Area Code and Telephone No.: _________________________________________________

 Date: __________________________, 199_

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND VIACOM STOCK CERTIFICATE(S).

  This Letter of Transmittal is to be completed by stockholders either if (i) the certificate(s) representing shares of Viacom Common Stock tendered herewith are to be forwarded herewith or, unless an Agent's Message (as defined in the Offering Circular - Prospectus in "The Exchange Offer-- Procedures for Tendering Shares of Viacom Common Stock") is utilized, if tenders are to be made pursuant to the procedures for book-entry transfer set forth in the Offering Circular - Prospectus under "The Exchange Offer-- Procedures for Tendering Shares of Viacom Common Stock" or (ii) the shares of Viacom Common Stock will be tendered pursuant to the guaranteed delivery procedures set forth in the Offering Circular - Prospectus under "The Exchange Offer--Guaranteed Delivery Procedure." The certificate(s) representing shares of Viacom Common Stock tendered herewith, or confirmation of any book-entry transfer into the Exchange Agent's account at DTC, MSTC or PHILADEP of shares of Viacom Common Stock tendered electronically, as well as a properly completed and duly executed copy of this Letter of Transmittal or a manually signed facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the Expiration Date. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATE(S) REPRESENTING SHARES OF VIACOM COMMON STOCK TENDERED HEREWITH AND ANY OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, BUT, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF CERTIFICATE(S) REPRESENTING SHARES OF VIACOM COMMON STOCK TENDERED HEREWITH ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED AND SUFFICIENT TIME TO ENSURE TIMELY RECEIPT SHOULD BE ALLOWED.

            DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY
              DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

  No alternative, conditional or contingent tenders will be accepted for exchange in the Exchange Offer. All tendering stockholders, by execution of this Letter of Transmittal or a manually signed facsimile hereof, waive any right to receive any notice of the acceptance of their shares of Viacom Common Stock for exchange.

  Holders whose stock certificate(s) representing shares of Viacom Common Stock are not immediately available or who cannot deliver their certificate(s) and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their shares of Viacom Common Stock pursuant to the guaranteed delivery procedure set forth in the Offering Circular - Prospectus under "The Exchange Offer--Guaranteed Delivery Procedure." Pursuant to such procedure: (i) such tender must be made by or through a participant in the Security Transfer Agents Medallion Program or the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"); (ii) prior to the Expiration Time on the Expiration Date, the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, facsimile transmission, mail or hand delivery) substantially in the form provided by Viacom setting forth the name and address of the holder and the number of shares of Viacom Common Stock tendered, stating that the tender is being made thereby and guaranteeing that, within three AMEX trading days after the date of the Notice of Guaranteed Delivery, the certificate(s) representing such shares of Viacom Common Stock, accompanied by all other documents required by this Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and
(iii) the certificate(s) representing the shares of Viacom Common Stock tendered herewith (or a confirmation of a book-entry transfer of such shares of Viacom Common Stock into the Exchange Agent's account at DTC, MSTC or PHILADEP as described above), together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and any required signature guarantees, or an Agent's Message in connection with a book-entry transfer of shares, and any other documents required hereby, must be received by the Exchange Agent within three AMEX trading days after the date of the Notice of Guaranteed Delivery, all as provided in the Offering Circular - Prospectus under "The Exchange Offer-- Guaranteed Delivery Procedure."

  See "The Exchange Offer" section of the Offering Circular - Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWALS.

  If less than all the shares of Viacom Common Stock evidenced by any certificate(s) are to be tendered, the tendering holder should fill in the number of shares to be tendered in the part of Box #1 entitled "Number of Shares Tendered." A reissued certificate representing the number of shares of Viacom Common Stock not tendered will be issued in the name of, and sent to, such registered holder, unless otherwise indicated under "Special Issuance Instructions" (Box #5) or "Special Delivery Instructions" (Box #6) above, as soon as practicable after the Expiration Date. THE ENTIRE NUMBER OF SHARES OF VIACOM COMMON STOCK REPRESENTED BY ANY CERTIFICATE(S) DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

  Any holder of shares of Viacom Common Stock who has tendered shares of Viacom Common Stock may withdraw the tender at any time prior to 12:00 Midnight, New York City time, on the Expiration Date, and may also withdraw such tender after the expiration of 40 business days from the commencement of the Exchange Offer, unless theretofore accepted for exchange as provided in the Offering Circular - Prospectus.

  To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above, and must comply with the requirements set forth in the Offering Circular - Prospectus under "The Exchange Offer--Withdrawal Rights." Withdrawals may not be rescinded, and shares of Viacom Common Stock withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. Withdrawn shares of Viacom Common Stock, however, may be retendered by again following one of the procedures described in the Offering Circular - Prospectus under the caption "The Exchange Offer--Procedures for Tendering Shares of Viacom Common Stock" at any time on or prior to 12:00 Midnight, New York City time, on the Expiration Date.

3. INDICATION OF EXCHANGE RATIO AT WHICH SHARES OF VIACOM COMMON STOCK ARE BEING TENDERED.

  For shares of Viacom Common Stock to be properly tendered, the stockholder MUST check the box within Box #2 indicating the fraction of a share of VII Cable Class A Common Stock that he or she is willing to receive in exchange for a share of Viacom Common Stock in the table entitled "Fraction of a Share of VII Cable Class A Common Stock at which Shares of Viacom Common Stock are being Tendered for Exchange" on page [ ] of this Letter of Transmittal. Tenders may only be made in increments of .00125. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES OF VIACOM COMMON STOCK. A stockholder wishing to tender portions of his or her holdings of Viacom Common Stock at different fractions must complete a separate Letter of Transmittal for each fraction at which he or she wishes to tender such portion of his or her shares of Viacom Common Stock. The same shares of Viacom Common Stock cannot be tendered (unless previously properly withdrawn as provided in the Offering Circular -
 Prospectus under the caption "The Exchange Offer--Withdrawal Rights") at more than one Exchange Ratio.

4. SIGNATURES ON THIS LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

  If this Letter of Transmittal is signed by the registered holder(s) of the shares of Viacom Common Stock tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) representing the shares of Viacom Common Stock without alteration, enlargement or any other change whatsoever.

  If any of the shares of Viacom Common Stock tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered shares of Viacom Common Stock are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the shares of Viacom Common Stock listed and tendered hereby, no endorsements of certificates or separate stock powers are required, unless VII Cable Certificate(s) are to be issued, or certificate(s) for any untendered shares of Viacom Common Stock or for any shares of Viacom Common Stock not accepted for exchange are to be reissued, in the name of a person other than the registered holder(s), in which case, the stock certificate(s) evidencing the shares of Viacom Common Stock tendered hereby must be endorsed or accompanied by appropriate stock power(s), in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such stock certificate(s). Signatures on such stock certificate(s) and stock power(s) must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares of Viacom Common Stock listed and tendered hereby, the certificate(s) representing such shares of Viacom Common Stock must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s), and such signatures must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Viacom of their authority so to act must be submitted.

  Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the shares of Viacom Common Stock are tendered:
(i) by a registered holder of such shares of Viacom Common Stock (which term, for purposes of this Letter of Transmittal, shall include any participant in DTC, MSTC or PHILADEP whose name appears on a security position listing as the owner of shares of Viacom Common Stock) who has not completed the box entitled "Special Issuance Instructions" (Box #5) or "Special Delivery Instructions" (Box #6) of this Letter of Transmittal; or (ii) for the account of an Eligible Institution.

5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

  Tendering holders should indicate in the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" (Box #5), as applicable, the name and address to which VII Cable Certificate(s), a Fractional Share Check, if any, and/or substitute certificate(s) for shares of Viacom Common Stock not tendered or any shares of Viacom Common Stock not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated.

6. SHARES HELD BY VIACOM INC. EMPLOYEE BENEFIT PLANS.

  Shareholders who are participants or, as applicable, beneficiaries ("Participants") in the Viacom Investment Plan (the "VIP"), the Savings and Investment Plan for Employees of PVI Transmission Inc. and Paramount (PDI) Distribution Inc. (the "PVIT/PDI Plan") and the Savings and Investment Plan for Collective Bargaining Employees of Viacom Broadcasting of Missouri, Inc. (the "Missouri Plan" and collectively with the VIP and the PVIT/PDI Plan, the "Plans") and who wish to tender shares of Viacom Common Stock held in their account under any of the Plans ("Plan Shares") pursuant to the Exchange Offer must so indicate by completing Box #2, Box #3 and the signature line in Box #7 above and returning this Letter of Transmittal (or manually signed facsimile thereof) to the Exchange Agent. If a Participant authorizes the tender of his or her Plan Shares, but does not indicate the number of shares to be tendered or does not otherwise fully and properly complete this Letter of Transmittal, the Plan Shares in that Participant's account will not be tendered. IF YOU DO NOT WISH TO TENDER ANY PLAN SHARES, DO NOT RETURN THIS LETTER OF TRANSMITTAL. If a Participant authorizes the tender of his or her Plan Shares and such Plan Shares are actually exchanged under the terms and subject to the conditions of the Exchange Offer, Putnam Fiduciary Trust Company, as the Trustee of the Plans, will reduce the number of shares of Viacom Common Stock in the Participant's VIP, PVIT/PDI Plan or Missouri Plan account by the number of Plan Shares that are accepted for exchange. Any Plan Shares tendered but not exchanged will be returned to the Participant's VIP, PVIT/PDI Plan or Missouri Plan account.

7. STOCK TRANSFER TAXES.

  Viacom will pay all transfer taxes, if any, applicable to the transfer and sale of shares of Viacom Common Stock to it or its order pursuant to the Exchange Offer. If, however, certificate(s) for shares of Viacom Common Stock not tendered or not accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the shares of Viacom Common Stock tendered hereby, or if tendered shares of Viacom Common Stock are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and sale of shares of Viacom Common Stock to Viacom or its order pursuant to the Exchange Offer, the amount of any such transfer taxes whether imposed on the registered holder or any other persons will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefor is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

  Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) representing shares of Viacom Common Stock listed in this Letter of Transmittal.

8. MUTILATED, LOST, STOLEN OR DESTROYED VIACOM STOCK CERTIFICATES.

  If any stock certificate(s) representing shares of Viacom Common Stock have been mutilated, lost, stolen or destroyed the stockholder must (i) furnish to the Exchange Agent evidence, satisfactory to it in its discretion, of the ownership of and the destruction, loss or theft of such certificate(s), (ii) furnish to the Exchange Agent indemnity, satisfactory to it in its discretion and (iii) comply with such other reasonable regulations as the Exchange Agent may prescribe. Any holder whose stock certificate(s) representing shares of Viacom Common Stock have been mutilated, lost, stolen or destroyed should promptly contact the Exchange Agent at the address indicated above for further instructions.

9. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

  Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the Offering Circular - Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery, may be directed to the Information Agent at the address indicated below. Additional copies of the Offering Circular - Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from brokers, dealers, commercial banks or trust companies.

10. IMPORTANT TAX INFORMATION; SUBSTITUTE FORM W-9.

  Federal income tax law requires that a holder whose tendered shares of Viacom Common Stock are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"), on Substitute Form W-9 below, which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS") in addition to backup withholding in an amount equal to 31% of the gross proceeds resulting from the Exchange Offer.

  Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number and Substitute Form W-9 for additional instructions.

  To prevent backup withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of the failure to report all interest or dividends or (iii) the IRS has notified the holder that he or she is no longer subject to backup withholding. In order to satisfy the Exchange Agent that foreign individual qualifies as an exempt recipient, such holders must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the Exchange Agent. If the certificate(s) representing shares of Viacom Common Stock are in more than one name or are not in the name of the actual owner, consult the enclosed guidelines for information on which TIN to report. If you do not have a TIN, consult the enclosed guidelines for instructions of applying for a TIN, check the box in Part 2 of the Substitute Form W-9 (Box #9), and complete the Certificate of Awaiting Taxpayer Identification Number (Box #10) in order to avoid backup withholding. Notwithstanding that the box in Part 2 of Box #9 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all reportable payments made prior to the time a properly certified TIN is provided to the Exchange Agent, and if the TIN is provided within 60 days, such amount will be refunded.

  If backup withholding applies, the Exchange Agent is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

  Holders of shares of Viacom Common Stock who acquired their shares at different times may have different tax bases in their shares of Viacom Common Stock, and may wish to consult with their own tax advisors as to the possibility of identifying the specific shares of Viacom Common Stock surrendered in the Exchange Offer in order to establish the basis of the shares of VII Cable Class A Common Stock issued in exchange for shares of Viacom Common Stock surrendered.

      THE FOLLOWING BOXES MUST BE COMPLETED BY ALLTENDERING STOCKHOLDERS. PARTICIPANTS IN VIACOM INC. EMPLOYEE BENEFIT PLANS SHOULD NOT COMPLETE THESE
                                    BOXES.                 ---


                             (See Instruction 10)
                                 PAYOR'S NAME:

BOX #9
- --------------------------------------------------------------------------------
                         PART 1--PLEASE PROVIDE YOUR       Social security
                         TIN IN THE BOX AT RIGHT AND      number or Employer
                         CERTIFY BY SIGNING AND         identification number
                         DATING BELOW.                  ______________________
                         -------------------------------------------------------
 SUBSTITUTE              PART 2--Awaiting TIN [_]
 FORM W-9                -------------------------------------------------------
 DEPARTMENT OF           CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I
 THE TREASURY            CERTIFY THAT (1) the number shown on this form is
 INTERNAL                my correct taxpayer identification number (or I am
 REVENUE                 waiting for a number to be issued to me) and (2) I
 SERVICE                 am not subject to backup withholding either because
                         (a) I am exempt from backup withholding, (b) I have
                         not been notified by the Internal Revenue Service
                         that I am subject to backup withholding as a result
                         of the failure to report all interest or dividends,
                         or (c) the Internal Revenue Service has notified me
                         that I am no longer subject to backup withholding.
                         -------------------------------------------------------
 PAYER'S REQUEST FOR
 TAXPAYER IDENTIFICATION
 NUMBER (TIN)
                         -------------------------------------------------------
                         Signature _______________   Date _______

                         You must cross out item (2) above if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because
                         of under reporting interest or dividends on your
                         tax return. However, if after being notified by the
                         IRS that you were subject to backup withholding,
                         you received another notification from the IRS that
                         you are no longer subject to backup withholding, do
                         not cross out such item (2).
- --------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

BOX #10
- --------------------------------------------------------------------------------

 CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either that (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

 Signature _______________________________________ Date
- --------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

  GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.-- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

- ---------------------------------------------


                           GIVE THE
                           SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:  NUMBER OF--
- ---------------------------------------------
1. An individual's         The individual
   account

2. Two or more             The actual owner
   individuals (joint      of the account
   account)                or, if combined
                           funds, the first
                           individual on
                           the account(1)

3. Husband and wife        The actual owner
   (joint account)         of the account
                           or, if joint
                           funds. either
                           person(1)

4. Custodian account       The minor(2)
   of a minor (Uniform
   Gift to Minors Act)

5. Adult and minor         The adult or, if
   (joint account)         the minor is the
                           only
                           contributor, the
                           minor(1)

6. Account in the name     The ward, minor,
   of guardian or          or incompetent
   committee for a         person(3)
   designated ward,
   minor, or
   incompetent person

7. a. The usual            The grantor-
   revocable savings       trustee(1)
   trust account
   (grantor is also
   trustee)

  b. So-called trust       The actual
  account that is not      owner(1)
  a legal or valid
  trust under State
  law
- ----------------------------------------------

                           GIVE THE EMPLOYER
                           IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:  NUMBER OF--
 8. Sole                   The owner(4)
    proprietorship
    account

 9. A valid trust,         The legal entity
    estate, or             (Do not furnish
    pension trust          the identifying
                           number of the
                           personal
                           representative
                           or trustee
                           unless the legal
                           entity itself is
                           not designated
                           in the account
                           title.)(5)

10. Corporate account      The corporation

11. Religious,             The organization
    charitable, or
    educational
    organization
    account

12. Partnership            The partnership
    account held in
    the name of the
    business

13. Association,           The organization
    club, or other
    tax-exempt
    organization

14. A broker or            The broker or
    registered             nominee
    nominee

15. Account with the       The public
    Department of          entity
    Agriculture in
    the name of a
    public entity
    (such as a State
    or local
    government,
    school district,
    or prison) that
    receives
    agricultural
    program payments
- ----------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner. If the owner does not have an employer identification number, furnish the owner's social security number.
(5) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                    PAGE 2
OBTAINING A NUMBER
If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service.
 To complete Substitute Form W-9 if you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number in Part 1, sign and date the Form, and give it to the requester. Generally, you will then have 60 days to obtain a taxpayer identification number and furnish it to the requester. If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and continue until you furnish your taxpayer identification number to the requester.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
 . A corporation.
 . A financial institution.
 . An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7).
 . The United States or any agency or instrumentality thereof.
 . A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.
 . A foreign government or a political subdivision, agency or instrumentality thereof.
 . An international organization or any agency or instrumentality thereof.
 . A registered dealer in securities or commodities registered in the United
   States or a possession of the United States.
 . A real estate investment trust.
 . A common trust fund operated by a bank under section 584(a).
 . An entity registered at all times during the tax year under the Investment
   Company Act of 1940.
 . A foreign central bank of issue.
Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
 . Payments to nonresident aliens subject to withholding under section 1441.
 . Payments to partnerships not engaged in a trade or business in the United
   States and which have at least one nonresident partner.
 . Payments of patronage dividends where the amount received is not paid in money.
 . Payments made by certain foreign organizations.
 . Payments made to a nominee.
Payments of interest not generally subject to backup withholding include the following:
 . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
 . Payments of tax-exempt interest (including exempt-interest dividends under section 852).
 . Payments described in section 6049(b)(3) to nonresident aliens.
 . Payments on tax-free covenant bonds under section 1451.
 . Payments made by certain foreign organizations.
 . Payments made to a nominee.
Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.
 Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.
PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CIVIL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

                THE INFORMATION AGENT FOR THE EXCHANGE OFFER IS:

                 [GEORGESON & COMPANY INC. LOGO APPEARS HERE]

                               Wall Street Plaza
                               New York, NY 10005

                 Banks and Brokers Call Collect: (212) 440-9800

                   ALL OTHERS CALL TOLL-FREE: (800) 223-2064










                 THE DEALER MANAGER FOR THE EXCHANGE OFFER IS:

                        WASSERSTEIN PERELLA & CO., INC.
                              31 West 52nd Street
                               New York, NY 10019
                         (212) 969-2700 (call collect)